UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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Item 8.01     Other Events.

On August 22, 2018, CV Sciences, Inc. (the “Company”) issued a press release announcing that fully repaid the promissory note payable (“Promissory Note”) to Wiltshire, LLC in cash, thus avoiding any remaining interest payments due on the Promissory Note. The Company issued the Promissory Note on November 9, 2017 in the principal amount of $850,000, with an original due date of May 9, 2019.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of CV Sciences, Inc., dated August 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2018

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer and Chief Financial Officer